Exhibit 4.3

DUKE CAPITAL CORPORATION

TO

THE CHASE MANHATTAN BANK

Trustee

Second Supplemental Indenture

Dated as of September 28,1999

$1,500,000,000

1999 Global Series

$500,000,000

7 1/4% Senior Notes

due 2004

$500,000,000

7 1/2% Senior Notes

due 2009

$500,000,000

8% Senior Notes

due 2019

TABLE OF CONTENTS (1)

i

(1)	This Table of Contents does not constitute part of the Indenture or have any bearing upon the interpretation of any of its terms and provisions.

ii

THIS SECOND SUPPLEMENTAL INDENTURE is made as of the 28th day of September, 1999, by and between DUKE CAPITAL CORPORATION, a Delaware corporation, having its principal office at 526 South Church Street, Charlotte, North Carolina 28202 (the “Corporation”), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (herein called the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Corporation has heretofore entered into a Senior Indenture, dated as of April 1, 1998 (the “Original Indenture”) with The Chase Manhattan Bank, as Trustee;

WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as amended and supplemented to the date hereof, including by this Second Supplemental Indenture, is herein called the “Indenture”;

WHEREAS, under the Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Indenture and the terms of such series may be described by a supplemental indenture executed by the Corporation and the Trustee;

WHEREAS, the Corporation proposes to create under the Indenture a new series of Securities;

WHEREAS, additional Securities of other series hereafter established, except as may be limited in the Indenture as at the time supplemented and modified, may be issued from time to time pursuant to the Indenture as at the time supplemented and modified; and

WHEREAS, all conditions necessary to authorize the execution and delivery of this Second Supplemental Indenture and to make it a valid and binding obligation of the Corporation have been done or performed.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE 1

1999 GLOBAL SERIES

SECTION 101. Establishment. There is hereby established a new series of Securities to be issued under the Indenture, to be designated as the Corporation’s 1999 Global Series (the “1999 Global Notes”). The 1999 Global Notes shall be issued in three tranches, to be designated as the 7 1/4% Senior Notes due 2004 (the “2004 Notes”), the 7 1/2% Senior Notes due 2009 (the “2009 Notes”) and the 8% Senior Notes due 2019 (the “2019 Notes”).

ARTICLE 2

7 1/4% SENIOR NOTES DUE 2004

SECTION 201. Establishment. There are to be authenticated and delivered $500,000,000 principal amount of 2004 Notes, and no further 2004 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture. The 2004 Notes shall be issued in fully registered form without coupons.

The 2004 Notes shall be in substantially the form set out in Exhibit A hereto, and the form of the Trustee’s Certificate of Authentication for the 2004 Notes shall be in substantially the form set forth in Exhibit B hereto.

Each 2004 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

SECTION 202. Definitions. The following defined terms used herein with respect to the 2004 Notes shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Interest Payment Dates” means April 1 and October 1, commencing April 1, 2000.

“Original Issue Date” means September 28, 1999.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date.

“Stated Maturity” means October 1, 2004.

SECTION 203. Payment of Principal and Interest. The unpaid principal amount of the 2004 Notes shall bear interest at the rate of 7 1/4% per annum until paid or duly provided for, such interest to accrue from September 28, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest shall be paid semi-annually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2004 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2004 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2004 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2004 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2004 Notes shall include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the 2004 Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the 2004 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. “Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the Place of Payment are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payment of principal of, premium, if any, and interest on the 2004 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on 2004 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to a Paying Agent. If any of the 2004 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2004 Notes shall be made at the office of any Paying Agent upon surrender of such Series 2004 Notes to such Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

SECTION 204. Denominations. The 2004 Notes shall be issued in denominations of $1,000 or any integral multiple thereof.

SECTION 205. Global Securities. The 2004 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, 2004 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2004 Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security shall be exchangeable for 2004 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, or (ii) the Corporation in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2004 Notes registered in such names as the Depositary shall direct.

SECTION 206. Redemption at the Option of the Corporation. The 2004 Notes shall be redeemable, in whole or from time to time in part, at the option of the Corporation on any date (a “Redemption Date”), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2004 Notes to be redeemed and (ii) the sum, as determined by the Quotation Agent (as hereinafter defined), of the present values of the principal amount of the 2004 Notes to be redeemed and the remaining scheduled payments of interest thereon from the Redemption Date to the respective maturity date (the “Remaining Life”) discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 15 basis points, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of two Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of Merrill Lynch Government Securities Inc. and J.P. Morgan Securities Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notwithstanding Section 1104 of the Original Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof.

The Corporation shall notify the Trustee of the Redemption Price with respect to the foregoing redemption promptly after the calculation thereof. The Trustee shall not be responsible for calculating said Redemption Price.

If less than all of the 2004 Notes are to be redeemed, the Trustee shall select the 2004 Notes or portions of 2004 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption 2004 Notes and portions of 2004 Notes in amounts of whole multiples of $1,000.

The 2004 Notes shall not have a sinking fund.

SECTION 207. Payment of Additional Amounts. (i) The Corporation shall, subject to the exceptions and limitations set forth below, pay as additional interest on the 2004 Notes such additional amounts as are necessary so that the net payment by the Corporation or a Paying Agent of the principal of and interest on the 2004 Notes to a person that is not a U.S. Holder (as hereinafter defined), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, shall not be less than the amount that would have been payable in respect of the 2004 Notes had no such withholding or deduction been required.

The obligation of the Corporation to pay additional amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) has a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

(c) is or has been a foreign or domestic personal holding company, a passive foreign investment company, a controlled foreign corporation with respect to the United States, or a corporation that has accumulated earnings to avoid United States federal income tax, a private foundation or other tax-exempt organization, or a bank receiving interest on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; or

(d) is or was a “10-percent shareholder” of the Corporation as defined in Section 871(h)(3) of the United States Internal Revenue Code of 1986 (the “Code”) or any successor provision;

(2) to any holder that is not the sole beneficial owner of the 2004 Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the 2004 Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed other than by withholding by the Corporation or a Paying Agent from the payment;

(5) to a tax, assessment or governmental charge that is imposed or withheld solely because of a change in the law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any Paying Agent must withhold from any payment of principal of or interest on any 2004 Note, if such payment can be made without such withholding by any other Paying Agent; or

(8) in the case of any combination of the above items.

For purposes of this Section 207, the term “U.S. Holder” shall mean a beneficial owner of 2004 Notes that is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust. The term “Non-U.S. Holder” means a beneficial owner of 2004 Notes other than a U.S. Holder.

(ii) Except as expressly provided in (i) above, the Corporation shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority with respect to the 2004 Notes. At least 10 days prior to the initial Interest Payment Date with respect to the 2004 Notes, and at least 10 days prior to each subsequent date of payment of principal and any premium or interest thereon if there shall have been any change with respect to the matters set forth in the certificate hereinafter specified, the Corporation shall furnish to the Trustee and any Paying Agent for the 2004 Notes (if other than the Trustee) a certificate, signed by a duly authorized officer of the Corporation, instructing the Trustee and any such Paying Agent whether such payment of principal of and any premium or interest on the 2004 Notes shall be made to Holders of 2004 Notes who are Non-U.S. Holders without withholding for or on account of any tax, assessment or other governmental charge. If any such withholding shall be required, as provided herein, then such certificate shall specify by country the amount, if any, required to be withheld on such payments of principal, premium or interest to such Holders, and the Corporation shall pay to the Trustee or any such Paying Agent the additional amounts required pursuant to (i) above. The certificates specified in Sections 207(ii), 307(ii) and 407(ii) with respect to a given payment date may be provided in one document. The Corporation agrees to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance upon any certificate furnished pursuant to this Section.

SECTION 208. Redemption Upon a Tax Event. If (i) the Corporation becomes or will become obligated to pay additional amounts as described in Section 207, Section 307 or Section 407 as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after September 21, 1999, or (ii) a taxing authority of the United States takes an action on or after September 21, 1999, whether or not with respect to the Corporation or any of its Affiliates, that results in a substantial likelihood that the Corporation will or may be required to pay such additional amounts, then the Corporation may, at its option, redeem, in whole but not in part, the 1999 Global Notes on any Interest Payment Date on not less than 30 nor more than 60 days’ prior written notice, at a Redemption Price equal to 100% of the principal amount of such 1999 Global Notes, together with interest accrued thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the 1999 Global Notes. No redemption pursuant to (ii) above may be made unless the Corporation and the Trustee shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial likelihood that the Corporation shall or may be required to pay the additional amounts described in Section 207, Section 307 or Section 407 and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer of the Corporation, stating that based on such opinion of independent counsel, the Corporation is entitled to redeem the 1999 Global Notes pursuant to their terms.

SECTION 209. Paying Agents. The Trustee shall initially serve as the principal Paying Agent with respect to the 2004 Notes, and the principal Place of Payment shall initially be the office of The Chase Manhattan Bank at 55 Water Street, New York, New York 10041. So long as the 2004 Notes are listed on the Luxembourg Stock Exchange, the Corporation shall additionally maintain a Paying Agent in Luxembourg and an agent in Luxembourg where 2004 Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Corporation in respect of the 2004 Notes and the Indenture may be served. The Corporation has initially appointed Chase Manhattan Bank Luxembourg S.A. as its Paying Agent and its agent to receive such surrenders, notices and demands in Luxembourg with respect to the 2004 Notes. The Place of Payment in Luxembourg with respect to the 2004 Notes shall initially be the office of Chase Manhattan Bank Luxembourg S.A. at 5 rue Plaetis, L-2338 Luxembourg. Any change in such Paying Agent or such agent in Luxembourg shall be published once in a daily newspaper of general circulation in Luxembourg, which shall be the Luxemburger Wort, unless the Corporation directs the Trustee in writing at least 10 days prior to the date of such publication that such publication shall be made in a different daily newspaper of general circulation in Luxembourg.

SECTION 210. Notices to Holders; Publication. In addition to such notices as are required to be provided to Holders of the 2004 Notes pursuant to Section 106 of the Original Indenture, any such notices shall, so long as the 2004 Notes are listed on the Luxembourg Stock Exchange, also be published in a daily newspaper of general circulation in Luxembourg, which shall be the Luxemburger Wort, unless the Corporation directs the Trustee in writing at least 10 days prior to the date of such publication that such publication shall be made in a different daily newspaper of general circulation in Luxembourg. Any such notice given by publication hereunder shall be deemed to have been given on the date of its publication or, if publication on more than one date is provided to Holders of the 2004 Notes, then on the date of the first such publication. The Corporation shall notify the Trustee at least 10 days prior to the date of any such additional publication that such additional publication is required, specifying the date that such publication is to be made.

ARTICLE 3

7 1/2% SENIOR NOTES DUE 2009

SECTION 301. Establishment. There are to be authenticated and delivered $500,000,000 principal amount of 2009 Notes, and no further 2009 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture. The 2009 Notes shall be issued in fully registered form without coupons.

The 2009 Notes shall be in substantially the form set out in Exhibit C hereto, and the form of the Trustee’s Certificate of Authentication for the 2009 Notes shall be in substantially the form set forth in Exhibit D hereto.

Each 2009 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

SECTION 302. Definitions. The following defined terms used herein with respect to the 2009 Notes shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Interest Payment Dates” means April 1 and October 1, commencing April 1, 2000.

“Original Issue Date” means September 28, 1999.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date.

“Stated Maturity” means October 1, 2009.

SECTION 303. Payment of Principal and Interest. The unpaid principal amount of the 2009 Notes shall bear interest at the rate of 7 1/2% per annum until paid or duly provided for, such interest to accrue from September 28, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest shall be paid semiannually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2009 Notes are registered on the Regular Record Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2009 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2009 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2009 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2009 Notes shall include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the 2009 Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the 2009 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. “Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the Place of Payment are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payment of principal of, premium, if any, and interest on the 2009 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on 2009 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to a Paying Agent. If any of the 2009 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2009 Notes shall be made at the office of any Paying Agent upon surrender of such 2009 Notes to such Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

SECTION 304. Denominations. The 2009 Notes shall be issued in denominations of $1,000 or any integral multiple thereof.

SECTION 305. Global Securities. The 2009 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, 2009 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2009 Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security shall be exchangeable for 2009 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, or (ii) the Corporation in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2009 Notes registered in such names as the Depositary shall direct

SECTION 306. Redemption at the Option of the Corporation. The 2009 Notes shall be redeemable, in whole or from time to time in part, at the option of the Corporation on any date (a “Redemption Date”), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2009 Notes to be redeemed and (ii) the sum, as determined by the Quotation Agent (as hereinafter defined), of the present values of the principal amount of the 2009 Notes to be redeemed and the remaining scheduled payments of interest thereon from the Redemption Date to the respective maturity date (the “Remaining Life”) discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 20 basis points, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of two Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of Merrill Lynch Government Securities Inc. and J.P. Morgan Securities Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notwithstanding Section 1104 of the Original Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof.

The Corporation shall notify the Trustee of the Redemption Price with respect to the foregoing redemption promptly after the calculation thereof. The Trustee shall not be responsible for calculating said Redemption Price.

If less than all of the 2009 Notes are to be redeemed, the Trustee shall select the 2009 Notes or portions of 2009 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption 2009 Notes and portions of 2009 Notes in amounts of whole multiples of $1,000.

The 2009 Notes shall not have a sinking fund.

SECTION 307. Payment of Additional Amounts, (i) The Corporation shall, subject to the exceptions and limitations set forth below, pay as additional interest on the 2009 Notes such additional amounts as are necessary so that the net payment by the Corporation or a Paying Agent of the principal of and interest on the 2009 Notes to a person that is not a U.S. Holder (as hereinafter defined), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, shall not be less than the amount that would have been payable in respect of the 2009 Notes had no such withholding or deduction been required.

The obligation of the Corporation to pay additional amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) has a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

(c) is or has been a foreign or domestic personal holding company, a passive foreign investment company, a controlled foreign corporation with respect to the United States, or a corporation that has accumulated earnings to avoid United States federal income tax, a private foundation or other tax-exempt organization, or a bank receiving interest on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; or

(d) is or was a “10-percent shareholder” of the Corporation as defined in Section 871(h)(3) of the United States Internal Revenue Code of 1986 (the “Code”) or any successor provision;

(2) to any holder that is not the sole beneficial owner of the 2009 Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the 2009 Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed other than by withholding by the Corporation or a Paying Agent from the payment;

(5) to a tax, assessment or governmental charge that is imposed or withheld solely because of a change in the law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later,

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any Paying Agent must withhold from any payment of principal of or interest on any 2009 Note, if such payment can be made without such withholding by any other Paying Agent; or

(8) in the case of any combination of the above items.

For purposes of this Section 307, the term “U.S. Holder” shall mean a beneficial owner of 2009 Notes that is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust. The term “Non-U.S. Holder” means a beneficial owner of 2009 Notes other than a U.S. Holder.

(ii) Except as expressly provided in (i) above, the Corporation shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority with respect to the 2009 Notes. At least 10 days prior to the initial Interest Payment Date with respect to the 2009 Notes, and at least 10 days prior to each subsequent date of payment of principal and any premium or interest thereon if there shall have been any change with respect to the matters set forth in the certificate hereinafter specified, the Corporation shall furnish to the Trustee and any Paying Agent for the 2009 Notes (if other than the Trustee) a certificate, signed by a duly authorized officer of the Corporation, instructing the Trustee and any such Paying Agent whether such payment of principal of and any premium or interest on the 2009 Notes shall be made to Holders of 2009 Notes who are Non-U.S. Holders without withholding for or on account of any tax, assessment or other governmental charge. If any such withholding shall be required, as provided herein, then such certificate shall specify by country the amount, if any, required to be withheld on such payments of principal, premium or interest to such Holders, and the Corporation shall pay to the Trustee or any such Paying Agent the additional amounts required pursuant to (i) above. The certificates specified in Sections 207(ii), 307(ii) and 407(ii) with respect to a given payment date may be provided in one document. The Corporation agrees to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance upon any certificate furnished pursuant to this Section.

SECTION 308. Redemption Upon a Tax Event. If (i) the Corporation becomes or will become obligated to pay additional amounts as described in Section 207, Section 307 or Section 407 as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after September 21, 1999, or (ii) a taxing authority of the United States takes an action on or after September 21, 1999, whether or not with respect to the Corporation or any of its Affiliates, that results in a substantial likelihood that the Corporation will or may be required to pay such additional amounts, then the Corporation may, at its option, redeem, in whole but not in part, the 1999 Global Notes on any Interest Payment Date on not less than 30 nor more than 60 days’ prior written notice, at a Redemption Price equal to 100% of the principal amount of such 1999 Global Notes, together with interest accrued thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the 1999 Global Notes. No redemption pursuant to (ii) above may be made unless the Corporation and the Trustee shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial likelihood that the Corporation shall or may be required to pay the additional amounts described in Section 207, Section 307 or Section 407 and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer of the Corporation, stating that based on such opinion of independent counsel, the Corporation is entitled to redeem the 1999 Global Notes pursuant to their terms.

SECTION 309. Paying Agents. The Trustee shall initially serve as the principal Paying Agent with respect to the 2009 Notes, and the principal Place of Payment shall initially be the office of The Chase Manhattan Bank at 55 Water Street, New York, New York 10041. So long as the 2009 Notes are listed on the Luxembourg Stock Exchange, the Corporation shall additionally maintain a Paying Agent in Luxembourg and an agent in Luxembourg where 2009 Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Corporation in respect of the 2009 Notes and the Indenture may be served. The Corporation has initially appointed Chase Manhattan Bank Luxembourg S.A. as its Paying Agent and its agent to receive such surrenders, notices and demands in Luxembourg with respect to the 2009 Notes. The Place of Payment in Luxembourg with respect to the 2009 Notes shall initially be the office of Chase Manhattan Bank Luxembourg S.A. at 5 rue Plaetis, L-2338 Luxembourg. Any change in such Paying Agent or such agent in Luxembourg shall be published once in a daily newspaper of general circulation in Luxembourg, which shall be the Luxemburger Wort, unless the Corporation directs the Trustee in writing at least 10 days prior to the date of such publication that such publication shall be made in a different daily newspaper of general circulation in Luxembourg.

SECTION 310. Notices to Holders; Publication. In addition to such notices as are required to be provided to Holders of the 2009 Notes pursuant to Section 106 of the Original Indenture, any such notices shall, so long as the 2009 Notes are listed on the Luxembourg Stock Exchange, also be published in a daily newspaper of general circulation in Luxembourg, which shall be the Luxemburger Wort, unless the Corporation directs the Trustee in writing at least 10 days prior to the date of such publication that such publication shall be made in a different daily newspaper of general circulation in Luxembourg. Any such notice given by publication hereunder shall be deemed to have been given on the date of its publication or, if publication on more than one date is provided to Holders of the 2009 Notes, then on the date of the first such publication. The Corporation shall notify the Trustee at least 10 days prior to the date of any such additional publication that such additional publication is required, specifying the date that such publication is to be made.

ARTICLE 4

8% SENIOR NOTES DUE 2019

SECTION 401. Establishment. There are to be authenticated and delivered $500,000,000 principal amount of 2019 Notes, and no further 2019 Notes shall be authenticated and delivered except as provided by Section 304, 305, 306, 906 or 1106 of the Original Indenture. The 2019 Notes shall be issued in fully registered form without coupons.

The 2019 Notes shall be in substantially the form set out in Exhibit E hereto, and the form of the Trustee’s Certificate of Authentication for the 2019 Notes shall be in substantially the form set forth in Exhibit F hereto.

Each 2019 Note shall be dated the date of authentication thereof and shall bear interest from the date of original issuance thereof or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

SECTION 402. Definitions. The following defined terms used herein with respect to the 2019 Notes shall, unless the context otherwise requires, have the meanings specified below. Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Original Indenture.

“Interest Payment Dates” means April 1 and October 1, commencing April 1, 2000.

“Original Issue Date” means September 28, 1999.

“Regular Record Date” means, with respect to each Interest Payment Date, the close of business on the 15th calendar day prior to such Interest Payment Date.

“Stated Maturity” means October 1, 2019.

SECTION 403. Payment of Principal and Interest. The unpaid principal amount of the 2019 Notes shall bear interest at the rate of 8% per annum until paid or duly provided for, such interest to accrue from September 28, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. Interest shall be paid semiannually in arrears on each Interest Payment Date to the Person or Persons in whose name the 2019 Notes are registered on the Regular Record

Date for such Interest Payment Date; provided that interest payable at the Stated Maturity of principal or on a Redemption Date as provided herein shall be paid to the Person to whom principal is payable. Any such interest that is not so punctually paid or duly provided for shall forthwith cease to be payable to the Holders on such Regular Record Date and may either be paid to the Person or Persons in whose name the 2019 Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (“Special Record Date”), notice whereof shall be given to Holders of the 2019 Notes not less than ten (10) days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the 2019 Notes may be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Original Indenture.

Payments of interest on the 2019 Notes shall include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for the 2019 Notes shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on the 2019 Notes is not a Business Day, then payment of the interest payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. “Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the Place of Payment are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payment of principal of, premium, if any, and interest on the 2019 Notes shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on 2019 Notes represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to a Paying Agent. If any of the 2019 Notes are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such 2019 Notes shall be made at the office of any Paying Agent upon surrender of such 2019 Notes to such Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

SECTION 404. Denominations. The 2019 Notes shall be issued in denominations of $1,000 or any integral multiple thereof.

SECTION 405. Global Securities. The 2019 Notes shall initially be issued in the form of one or more Global Securities registered in the name of the Depositary (which initially shall be The Depository Trust Company) or its nominee. Except under the limited circumstances described below, 2019 Notes represented by such Global Security or Global Securities shall not be exchangeable for, and shall not otherwise be issuable as, 2019 Notes in definitive form. The Global Securities described above may not be transferred except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or to a successor Depositary or its nominee.

A Global Security shall be exchangeable for 2019 Notes registered in the names of persons other than the Depositary or its nominee only if (i) the Depositary notifies the Corporation that it is unwilling or unable to continue as a Depositary for such Global Security and no successor Depositary shall have been appointed by the Corporation within 90 days of receipt by the Corporation of such notification, or if at any time the Depositary ceases to be a clearing agency registered under the Exchange Act at a time when the Depositary is required to be so registered to act as such Depositary and no successor Depositary shall have been appointed by the Corporation within 90 days after it becomes aware of such cessation, or (ii) the Corporation in its sole discretion determines that such Global Security shall be so exchangeable. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for 2019 Notes registered in such names as the Depositary shall direct.

SECTION 406. Redemption at the Option of the Corporation. The 2019 Notes shall be redeemable, in whole or from time to time in part, at the option of the Corporation on any date (a “Redemption Date”), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2019 Notes to be redeemed and (ii) the sum, as determined by the Quotation Agent (as hereinafter defined), of the present values of the principal amount of the 2019 Notes to be redeemed and the remaining scheduled payments of interest thereon from the Redemption Date to the respective maturity date (the “Remaining Life”) discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 25 basis points, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of two Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of Merrill Lynch Government Securities Inc. and J.P. Morgan Securities Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notwithstanding Section 1104 of the Original Indenture, the notice of redemption with respect to the foregoing redemption need not set forth the Redemption Price but only the manner of calculation thereof.

The Corporation shall notify the Trustee of the Redemption Price with respect to the foregoing redemption promptly after the calculation thereof. The Trustee shall not be responsible for calculating said Redemption Price.

If less than all of the 2019 Notes are to be redeemed, the Trustee shall select the 2019 Notes or portions of 2019 Notes to be redeemed by such method as the Trustee shall deem fair and appropriate. The Trustee may select for redemption 2019 Notes and portions of 2019 Notes in amounts of whole multiples of $1,000.

The 2019 Notes shall not have a sinking fund.

SECTION 407. Payment of Additional Amounts. (i) The Corporation shall, subject to the exceptions and limitations set forth below, pay as additional interest on the 2019 Notes such additional amounts as are necessary so that the net payment by the Corporation or a Paying Agent of the principal of and interest on the 2019 Notes to a person that is not a U.S. Holder (as hereinafter defined), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, shall not be less than the amount that would have been payable in respect of the 2019 Notes had no such withholding or deduction been required.

The obligation of the Corporation to pay additional amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) has a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

(c) is or has been a foreign or domestic personal holding company, a passive foreign investment company, a controlled foreign corporation with respect to the United States, or a corporation that has accumulated earnings to avoid United States federal income tax, a private foundation or other tax-exempt organization, or a bank receiving interest on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; or

(d) is or was a “10-percent shareholder” of the Corporation as defined in Section 871(h)(3) of the United States Internal Revenue Code of 1986 (the “Code”) or any successor provision;

(2) to any holder that is not the sole beneficial owner of the 2019 Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the 2019 Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed other than by withholding by the Corporation or a Paying Agent from the payment;

(5) to a tax, assessment or governmental charge that is imposed or withheld solely because of a change in the law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later,

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any Paying Agent must withhold from any payment of principal of or interest on any 2019 Note, if such payment can be made without such withholding by any other Paying Agent; or

(8) in the case of any combination of the above items.

For purposes of this Section 407, the term “U.S. Holder” shall mean a beneficial owner of 2019 Notes that is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust. The term “Non-U.S. Holder” means a beneficial owner of 2019 Notes other than a U.S. Holder.

(ii) Except as expressly provided in (i) above, the Corporation shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority with respect to the 2019 Notes. At least 10 days prior to the initial Interest Payment Date with respect to the 2019 Notes, and at least 10 days prior to each subsequent date of payment of principal and any premium or interest thereon if there shall have been any change with respect to the matters set forth in the certificate hereinafter specified, the Corporation shall furnish to the Trustee and any Paying Agent for the 2019 Notes (if other than the Trustee) a certificate, signed by a duly authorized officer of the Corporation, instructing the Trustee and any such Paying Agent whether such payment of principal of and any premium or interest on the 2019 Notes shall be made to Holders of 2019 Notes who are Non-U.S. Holders without withholding for or on account of any tax, assessment or other governmental charge. If any such withholding shall be required, as provided herein, then such certificate shall specify by country the amount, if any, required to be withheld on such payments of principal, premium or interest to such Holders, and the Corporation shall pay to the Trustee or any such Paying Agent the additional amounts required pursuant to (i) above. The certificates specified in Sections 207(ii), 307(ii) and 407(ii) with respect to a given payment date may be provided in one document. The Corporation agrees to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance upon any certificate furnished pursuant to this Section.

SECTION 408. Redemption Upon a Tax Event. If (i) the Corporation becomes or will become obligated to pay additional amounts as described in Section 207, Section 307 or Section 407 as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after September 21, 1999, or (ii) a taxing authority of the United States takes an action on or after September 21, 1999, whether or not with respect to the Corporation or any of its Affiliates, that results in a substantial likelihood that the Corporation will or may be required to pay such additional amounts, then the Corporation may, at its option, redeem, in whole but not in part, the 1999 Global Notes on any Interest Payment Date on not less than 30 nor more than 60 days’ prior written notice, at a Redemption Price equal to 100% of the principal amount of such 1999 Global Notes, together with interest accrued thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the 1999 Global Notes. No redemption pursuant to (ii) above may be made unless the Corporation and the Trustee shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial likelihood that the Corporation shall or may be required to pay the additional amounts described in Section 207, Section 307 or Section 407 and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer of the Corporation, stating that based on such opinion of independent counsel, the Corporation is entitled to redeem the 1999 Global Notes pursuant to their terms.

SECTION 409. Paying Agents. The Trustee shall initially serve as the principal Paying Agent with respect to the 2009 Notes, and the principal Place of Payment shall initially be the office of The Chase Manhattan Bank at 55 Water Street, New York, New York 10041. So long as the 2019 Notes are listed on the Luxembourg Stock Exchange, the Corporation shall additionally maintain a Paying Agent in Luxembourg and an agent in Luxembourg where 2019 Notes may be surrendered for transfer or exchange and where notices and demands to or upon the Corporation in respect of the 2019 Notes and the Indenture may be served. The Corporation has initially appointed Chase Manhattan Bank Luxembourg S.A. as its Paying Agent and its agent to receive such surrenders, notices and demands in Luxembourg with respect to the 2019 Notes. The Place of Payment in Luxembourg with respect to the 2019 Notes shall initially be the office of Chase Manhattan Bank Luxembourg S.A. at 5 rue Plaetis, L-2338 Luxembourg. Any change in such Paying Agent or such agent in Luxembourg shall be published once in a daily newspaper of general circulation in Luxembourg, which shall be the Luxemburger Wort, unless the Corporation directs the Trustee in writing at least 10 days prior to the date of such publication that such publication shall be made in a different daily newspaper of general circulation in Luxembourg.

SECTION 410. Notices to Holders; Publication. In addition to such notices as are required to be provided to Holders of the 2019 Notes pursuant to Section 106 of the Original Indenture, any such notices shall, so long as the 2019 Notes are listed on the Luxembourg Stock Exchange, also be published in a daily newspaper of general circulation in Luxembourg, which shall be the Luxemburger Wort, unless the Corporation directs the Trustee in writing at least 10 days prior to the date of such publication that such publication shall be made in a different daily newspaper of general circulation in Luxembourg. Any such notice given by publication hereunder shall be deemed to have been given on the date of its publication or, if publication on more than one date is provided to Holders of the 2019 Notes, then on the date of the first such publication. The Corporation shall notify the Trustee at least 10 days prior to the date of any such additional publication that such additional publication is required, specifying the date that such publication is to be made.

ARTICLE 5

MISCELLANEOUS PROVISIONS

SECTION 501. Recitals by Corporation. The recitals in this Second Supplemental Indenture are made by the Corporation only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the 1999 Global Notes and this Second Supplemental Indenture as fully and with like effect as if set forth herein in full.

SECTION 502. Ratification and Incorporation of Original Indenture. As supplemented hereby, the Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Second Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 503. Executed in Counterparts. This Second Supplemental Indenture may be executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, each party hereto has caused this instrument to be signed in its name and behalf by its duly authorized officers, all as of the day and year first above written.

DUKE CAPITAL CORPORATION

By:	/s/ Illegible

VICE PRESIDENT AND TREASURER

Attest:

/s/ Illegible

ASSISTANT SECRETARY

THE CHASE MANHATTAN BANK, as Trustee

By:	/s/ Illegible

Attest:

/s/ Illegible

EXHIBIT A

FORM OF

7 1/4% SENIOR NOTE

DUE 2004 OF THE

1999 GLOBAL SERIES

No.	CUSIP No. 26439RAG1

DUKE CAPITAL CORPORATION

1999 GLOBAL SERIES

7 1/4% SENIOR NOTE

DUE 2004

Principal Amount:

Regular Record Date: close of business on the 15th calendar day prior to the relevant Interest Payment Date

Original Issue Date: September 28, 1999

Stated Maturity: October 1, 2004

Interest Payment Dates: April 1 and October 1, commencing April 1, 2000

Interest Rate: 7 1/4% per annum

Authorized Denomination: $1,000 or any integral multiple thereof

Duke Capital Corporation, a Delaware corporation (the “Corporation,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                                         , or registered assigns, the principal sum of                                          DOLLARS ($                     ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and on the Stated Maturity at the rate per annum shown above (the “Interest Rate”) until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this Security is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. “Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the place of payment are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United: States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at 55 Water Street, New York, New York 10041, or, at the option of the Holder, at the office of the Paying Agent in Luxembourg upon surrender of such Securities to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:

DUKE CAPITAL CORPORATION

By:

Attest:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:

(Reverse Side of Security)

This Security is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under a Senior Indenture, dated as of April 1, 1998, as supplemented (the “Indenture”), between the Corporation and The Chase Manhattan Bank, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated as the 1999 Global Series in the aggregate principal amount of $1,500,000,000. Capitalized terms used herein for which no definitions are provided herein shall have the meanings set forth in the Indenture. The Securities of this series are issued as 7 1/4% Senior Notes due 2004 (the “2004 Notes”) in the aggregate principal amount of $500,000,000, as 7 1/4% Senior Notes due 2009 in the aggregate principal amount of $500,000,000 and as 8% Senior Notes due 2019 in the aggregate principal amount of $500,000,000. This Security is one of the 2004 Notes.

The 2004 Notes shall be redeemable, in whole or from time to time in part, at the option of the Corporation on any date (a “Redemption Date”), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2004 Notes to be redeemed and (ii) the sum, as determined by the Quotation Agent (as hereinafter defined), of the present values of the principal amount of the 2004 Notes to be redeemed and the remaining scheduled payments of interest thereon from the Redemption Date to the respective maturity date (the “Remaining Life”) discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 15 basis points, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of two Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of Merrill Lynch Government Securities Inc. and J.P. Morgan Securities Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Corporation shall, subject to the exceptions and limitations set forth below, pay as additional interest on the 2004 Notes such additional amounts as are necessary so that the net payment by the Corporation or any Paying Agent of the principal of and interest on the 2004 Notes to a person that is not a U.S. Holder (as hereinafter defined), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, shall not be less than the amount that would have been payable in respect of the 2004 Notes had no such withholding or deduction been required.

The obligation of the Corporation to pay such additional amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) has a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

(c) is or has been a foreign or domestic personal holding company, a passive foreign investment company, a controlled foreign corporation with respect to the United States, or a corporation that has accumulated earnings to avoid United States federal income tax, a private foundation or other tax-exempt organization, or a bank receiving interest on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; or

(d) is or was a “10-percent shareholder” of the Corporation as defined in Section 871(h)(3) of the United States Internal Revenue Code of 1986 (the “Code”) or any successor provision;

(2) to any holder that is not the sole beneficial owner of the 2004 Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the 2004 Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed other than by withholding by the Corporation or a Paying Agent from the payment;

(5) to a tax, assessment or governmental charge that is imposed or withheld solely because of a change in the law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later,

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any Paying Agent must withhold from any payment of principal of or interest on any 2004 Note, if such payment can be made without such withholding by any other Paying Agent; or

(8) in the case of any combination of the above items.

“U.S. Holder” means a beneficial owner of 2004 Notes that is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust. The term “Non-U.S. Holder” means a beneficial owner of 2004 Notes other than a U.S. Holder.

Except as expressly provided above, the Corporation shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority with respect to the 2004 Notes.

If (i) the Corporation becomes or will become obligated to pay additional amounts as described above with respect to the 2004 Notes or as described in other Securities of this series with respect to such Securities of this series as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after September 21, 1999, or (ii) a taxing authority of the United States takes an action on or after September 21, 1999, whether or not with respect to the Corporation or any of its Affiliates, that results in a substantial likelihood that the Corporation will or may be required to pay such additional amounts, then the Corporation may, at its option, redeem, in whole but not in part, the Securities of this series on any Interest Payment Date on not less than 30 nor more than 60 days’ prior written notice, at a Redemption Price equal to 100% of the principal amount of such Securities of this series, together with interest accrued thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Securities of this series. No redemption pursuant to (ii) above may be made unless the Corporation and the Trustee shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial likelihood that the Corporation shall or may be required to pay additional amounts referred to in (i) above and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer of the Corporation, stating that based on such opinion of independent counsel, the Corporation is entitled to redeem the Securities of this series pursuant to their terms.

The Trustee shall initially serve as the principal Paying Agent with respect to the Securities of this series, and the principal Place of Payment shall initially be at the office of The Chase Manhattan Bank at 55 Water Street, New York, New York 10041. So long as the Securities of this series are listed on the Luxembourg Stock Exchange, the Corporation shall additionally maintain a Paying Agent and an agent in Luxembourg where the Securities of this series may be surrendered for transfer or exchange and where notices and demands to or upon the Corporation in respect of the Securities of this series and the Indenture may be served. The Corporation has initially appointed Chase Manhattan Bank Luxembourg S.A. as its Paying Agent and its agent for such surrenders, notices and demands in Luxembourg with respect to the Securities of this series. The Place of Payment in Luxembourg with respect to the Securities of this series shall initially be at the office of Chase Manhattan Bank Luxembourg S.A. at 5 rue Plaetis, L-2338 Luxembourg.

In addition to such notices as are required to be mailed to Holders of the Securities of this series pursuant to the Indenture, any notices to Holders of the Securities of this series shall, so long as the Securities of this series are listed on the Luxembourg Stock Exchange, also be published in a daily newspaper of general circulation in Luxembourg, which shall initially be the Luxemburger Wort.

Notice of any redemption by the Corporation will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of 2004 Notes to be redeemed. If less than all the 2004 Notes are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the 2004 Notes to be redeemed in whole or in part. The Trustee may select for redemption 2004 Notes and portions of 2004 Notes in amounts of whole multiples of $1,000.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at any office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series or of any Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT —		Custodian

			(Cust)		(Minor)

TEN ENT —	as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN —	as joint tenants with rights of survivorship and not as tenants in common

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfers) unto (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

EXHIBIT B

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:

Authorized Officer

B-1

EXHIBIT C FORM OF 7 1/2% SENIOR NOTE DUE 2009 OF THE 1999 GLOBAL SERIES

No.		CUSIP No. 26439RAF3

DUKE CAPITAL CORPORATION 1999 GLOBAL SERIES 7 1/2% SENIOR NOTE DUE 2009

Principal Amount:

Regular Record Date: close of business on the 15th calendar day prior to the relevant Interest Payment Date

Original Issue Date: September 28, 1999

Stated Maturity: October 1, 2009

Interest Payment Dates: April 1 and October 1, commencing April 1, 2000

Interest Rate: 7 1/2% per annum

Authorized Denomination: $1,000 or any integral multiple thereof

Duke Capital Corporation, a Delaware corporation (the “Corporation,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                     , or registered assigns, the principal sum of                      DOLLARS ($                    ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and on the Stated Maturity at the rate per annum shown above (the “Interest Rate”) until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this Security is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. “Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the place of payment are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at 55 Water Street, New York, New York 10041, or, at the option of the Holder, at the office of the Paying Agent in Luxembourg upon surrender of such Securities to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:

DUKE CAPITAL CORPORATION

By:

Attest:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:

(Reverse Side of Security)

This Security is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under a Senior Indenture, dated as of April 1, 1998, as supplemented (the “Indenture”), between the Corporation and The Chase Manhattan Bank, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated as the 1999 Global Series in the aggregate principal amount of $1,500,000,000. Capitalized terms used herein for which no definitions are provided herein shall have the meanings set forth in the Indenture. The Securities of this series are issued as 7 1/2% Senior Notes due 2009 (the “2009 Notes”) in the aggregate principal amount of $500,000,000, as 7 1/4% Senior Notes due 2004 in the aggregate principal amount of $500,000,000 and as 8% Senior Notes due 2019 in the aggregate principal amount of $500,000,000. This Security is one of the 2009 Notes.

The 2009 Notes shall be redeemable, in whole or from time to time in part, at the option of the Corporation on any date (a “Redemption Date”), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2009 Notes to be redeemed and (ii) the sum, as determined by the Quotation Agent (as hereinafter defined), of the present values of the principal amount of the 2009 Notes to be redeemed and the remaining scheduled payments of interest thereon from the Redemption Date to the respective maturity date (the “Remaining Life”) discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 20 basis points, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of two Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of Merrill Lynch Government Securities Inc. and J.P. Morgan Securities Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Corporation shall, subject to the exceptions and limitations set forth below, pay as additional interest on the 2009 Notes such additional amounts as are necessary so that the net payment by the Corporation or any Paying Agent of the principal of and interest on the 2009 Notes to a person that is not a U.S. Holder (as hereinafter defined), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, shall not be less than the amount that would have been payable in respect of the 2009 Notes had no such withholding or deduction been required.

The obligation of the Corporation to pay such additional amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) has a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

(c) is or has been a foreign or domestic personal holding company, a passive foreign investment company, a controlled foreign corporation with respect to the United States, or a corporation that has accumulated earnings to avoid United States federal income tax, a private foundation or other tax-exempt organization, or a bank receiving interest on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; or

(d) is or was a “10-percent shareholder” of the Corporation as defined in Section 871(h)(3) of the United States Internal Revenue Code of 1986 (the “Code”) or any successor provision;

(2) to any holder that is not the sole beneficial owner of the 2009 Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the 2009 Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed other than by withholding by the Corporation or a Paying Agent from the payment;

(5) to a tax, assessment or governmental charge that is imposed or withheld solely because of a change in the law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any Paying Agent must withhold from any payment of principal of or interest on any 2009 Note, if such payment can be made without such withholding by any other Paying Agent; or

(8) in the case of any combination of the above items.

“U.S. Holder” means a beneficial owner of 2009 Notes that is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust. The term “Non-U.S. Holder” means a beneficial owner of 2009 Notes other than a U.S. Holder.

Except as expressly provided above, the Corporation shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority with respect to the 2009 Notes.

If (i) the Corporation becomes or will become obligated to pay additional amounts as described above with respect to the 2009 Notes or as described in other Securities of this series with respect to such Securities of this series as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after September 21, 1999, or (ii) a taxing authority of the United States takes an action on or after September 21, 1999, whether or not with respect to the Corporation or any of its Affiliates, that results in a substantial likelihood that the Corporation will or may be required to pay such additional amounts, then the Corporation may, at its option, redeem, in whole but not in part, the Securities of this series on any Interest Payment Date on not less than 30 nor more than 60 clays’ prior written notice, at a Redemption Price equal to 100% of the principal amount of such Securities of this series, together with interest accrued thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Securities of this series. No redemption pursuant to (ii) above may be made unless the Corporation and the Trustee shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial likelihood that the Corporation shall or may be required to pay additional amounts referred to in (i) above and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer of the Corporation, stating that based on such opinion of independent counsel, the Corporation is entitled to redeem the Securities of this series pursuant to their terms.

The Trustee shall initially serve as the principal Paying Agent with respect to the Securities of this series, and the principal Place of Payment shall initially be at the office of The Chase Manhattan Bank at 55 Water Street, New York, New York 10041. So long as the Securities of this series are listed on the Luxembourg Stock Exchange, the Corporation shall additionally maintain a Paying Agent and an agent in Luxembourg where the Securities of this series may be surrendered for transfer or exchange and where notices and demands to or upon the Corporation in respect of the Securities of this series and the Indenture may be served. The Corporation has initially appointed Chase Manhattan Bank Luxembourg S.A. as its Paying Agent and its agent for such surrenders, notices and demands in Luxembourg with respect to the Securities of this series. The Place of Payment in Luxembourg with respect to the Securities of this series shall initially be at the office of Chase Manhattan Bank Luxembourg S.A. at 5 rue Plaetis, L-2338 Luxembourg.

In addition to such notices as are required to be mailed to Holders of the Securities of this series pursuant to the Indenture, any notices to Holders of the Securities of this series shall, so long as the Securities of this series are listed on the Luxembourg Stock Exchange, also be published in a daily newspaper of general circulation in Luxembourg, which shall initially be the Luxemburger Wort.

Notice of any redemption by the Corporation will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of 2009 Notes to be redeemed. If less than all the 2009 Notes are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the 2009 Notes to be redeemed in whole or in part. The Trustee may select for redemption 2009 Notes and portions of 2009 Notes in amounts of whole multiples of $1,000.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding

Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at any office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series or of any Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT —		Custodian

			(Cust)		(Minor)

TEN ENT —	as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN —	as joint tenants with rights of survivorship and not as tenants in common

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto                                          (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

EXHIBIT D

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:

Authorized Officer

D-1

EXHIBIT E

FORM OF

8% SENIOR NOTE

DUE 2019 OF THE

1999 GLOBAL SERIES

No.	CUSIP No. 26439RAH9

DUKE CAPITAL CORPORATION

1999 GLOBAL SERIES

8% SENIOR NOTE

DUE 2019

Principal Amount:

Regular Record Date: close of business on the 15th calendar day prior to the relevant Interest Payment Date

Original Issue Date: September 28, 1999

Stated Maturity: October 1, 2019

Interest Payment Dates: April 1 and October 1, commencing April 1, 2000

Interest Rate: 8% per annum

Authorized Denomination: $1,000 or any integral multiple thereof

Duke Capital Corporation, a Delaware corporation (the “Corporation,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to                                                              , or registered assigns, the principal sum of                                              DOLLARS ($                         ) on the Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on each Interest Payment Date as specified above, commencing on the Interest Payment Date next succeeding the Original Issue Date shown above and on the Stated Maturity at the rate per annum shown above (the “Interest Rate”) until the principal hereof is paid or made available for payment and on any overdue principal and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date (other than an Interest Payment Date that is the Stated Maturity or a Redemption Date) will, as provided in the Indenture, be paid to the Person in whose name this Security is registered on the Regular Record Date as specified above next preceding such Interest Payment Date; provided that any interest payable at Stated Maturity or on a Redemption Date will be paid to the Person to whom principal is payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange, if any, on which the Securities of this series shall be listed, and upon such notice as may be required by any such exchange, all as more fully provided in the Indenture.

Payments of interest on this Security will include interest accrued to but excluding the respective Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of the interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or payment in respect of any such delay) with the same force and effect as if made on the date the payment was originally payable. “Business Day” means a day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in the place of payment are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Corporate Trust Office is closed for business.

Payment of principal of, premium, if any, and interest on the Securities of this series shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Payments of principal of, premium, if any, and interest on Securities of this series represented by a Global Security shall be made by wire transfer of immediately available funds to the Holder of such Global Security; provided that, in the case of payments of principal and premium, if any, such Global Security is first surrendered to the Paying Agent. If any of the Securities of this series are no longer represented by a Global Security, (i) payments of principal, premium, if any, and interest due at the Stated Maturity or earlier redemption of such Securities shall be made at 55 Water Street, New York, New York 10041, or, at the option of the Holder, at the office of the Paying Agent in Luxembourg upon surrender of such Securities to the Paying Agent and (ii) payments of interest shall be made, at the option of the Corporation, subject to such surrender where applicable, (A) by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (B) by wire transfer at such place and to such account at a banking institution in the United States as may be designated in writing to the Trustee at least sixteen (16) days prior to the date for payment by the Person entitled thereto.

REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Corporation has caused this instrument to be duly executed under its corporate seal.

Dated:

DUKE CAPITAL CORPORATION

By:

Attest:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:

(Reverse Side of Security)

This Security is one of a duly authorized issue of Securities of the Corporation (the “Securities”), issued and issuable in one or more series under a Senior Indenture, dated as of April 1, 1998, as supplemented (the “Indenture”), between the Corporation and The Chase Manhattan Bank, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Corporation, the Trustee and the Holders of the Securities issued thereunder and of the terms upon which said Securities are, and are to be, authenticated and delivered. This Security is one of the series designated as the 1999 Global Series in the aggregate principal amount of $1,500,000,000. Capitalized terms used herein for which no definitions are provided herein shall have the meanings set forth in the Indenture. The Securities of this series are issued as 8% Senior Notes due 2019 (the “2019 Notes”) in the aggregate principal amount of $500,000,000, as 7 1/4% Senior Notes due 2004 in the aggregate principal amount of $500,000,000 and as 7 1/2% Senior Notes due 2009 in the aggregate principal amount of $500,000,000. This Security is one of the 2019 Notes.

The 2019 Notes shall be redeemable, in whole or from time to time in part, at the option of the Corporation on any date (a “Redemption Date”), at a Redemption Price equal to the greater of (i) 100% of the principal amount of the 2019 Notes to be redeemed and (ii) the sum, as determined by the Quotation Agent (as hereinafter defined), of the present values of the principal amount of the 2019 Notes to be redeemed and the remaining scheduled payments of interest thereon from the Redemption Date to the respective maturity date (the “Remaining Life”) discounted from their respective scheduled payment dates to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as hereinafter defined) plus 25 basis points, plus accrued and unpaid interest on the principal amount being redeemed to such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the Remaining Life that would be utilized, at the time of selection, and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity with the Remaining Life.

“Comparable Treasury Price” means, with respect to any Redemption Date, the average of two Reference Treasury Dealer Quotations for such Redemption Date.

“Quotation Agent” means the Reference Treasury Dealers appointed by the Corporation.

“Reference Treasury Dealer” means each of Merrill Lynch Government Securities Inc. and J.P. Morgan Securities Inc., and their successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Corporation shall substitute therefor another Primary Treasury Dealer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semiannual yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

The Corporation shall, subject to the exceptions and limitations set forth below, pay as additional interest on the 2019 Notes such additional amounts as are necessary so that the net payment by the Corporation or any Paying Agent of the principal of and interest on the 2019 Notes to a person that is not a U.S. Holder (as hereinafter defined), after deduction for any present or future tax, assessment or governmental charge of the United States or a political subdivision or taxing authority thereof or therein, imposed by withholding with respect to the payment, shall not be less than the amount that would have been payable in respect of the 2019 Notes had no such withholding or deduction been required.

The obligation of the Corporation to pay such additional amounts shall not apply:

(1) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder, or a fiduciary, settlor, beneficiary, member or shareholder of the holder if the holder is an estate, trust, partnership or corporation, or a person holding a power over an estate or trust administered by a fiduciary holder:

(a) is or was present or engaged in trade or business in the United States or has or had a permanent establishment in the United States;

(b) has a current or former relationship with the United States, including a relationship as a citizen or resident thereof;

(c) is or has been a foreign or domestic personal holding company, a passive foreign investment company, a controlled foreign corporation with respect to the United States, or a corporation that has accumulated earnings to avoid United States federal income tax, a private foundation or other tax-exempt organization, or a bank receiving interest on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business; or

(d) is or was a “10-percent shareholder” of the Corporation as defined in Section 871(h)(3) of the United States Internal Revenue Code of 1986 (the “Code”) or any successor provision;

(2) to any holder that is not the sole beneficial owner of the 2019 Notes, or a portion thereof, or that is a fiduciary or partnership, but only to the extent that the beneficial owner, a beneficiary or settlor with respect to the fiduciary, or a member of the partnership would not have been entitled to the payment of an additional amount had such beneficial owner, beneficiary, settlor or member received directly its beneficial or distributive share of the payment;

(3) to a tax, assessment or governmental charge that is imposed or withheld solely because the holder or any other person failed to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of the 2019 Notes, if compliance is required by statute, by regulation of the United States Treasury Department or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(4) to a tax, assessment or governmental charge that is imposed other than by withholding by the Corporation or a Paying Agent from the payment;

(5) to a tax, assessment or governmental charge that is imposed or withheld solely because of a change in the law, regulation, or administrative or judicial interpretation that becomes effective more than 15 days after the payment becomes due or is duly provided for, whichever occurs later;

(6) to an estate, inheritance, gift, sales, excise, transfer, wealth or personal property tax or a similar tax, assessment or governmental charge;

(7) to any tax, assessment or other governmental charge any Paying Agent must withhold from any payment of principal of or interest on any 2019 Note, if such payment can be made without such withholding by any other Paying Agent; or

(8) in the case of any combination of the above items.

“U.S. Holder” means a beneficial owner of 2019 Notes that is (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust. The term “Non-U.S. Holder” means a beneficial owner of 2019 Notes other than a U.S. Holder.

Except as expressly provided above, the Corporation shall not be required to make any payment with respect to any tax, assessment or governmental charge imposed by any government or a political subdivision or taxing authority with respect to the 2019 Notes.

If (i) the Corporation becomes or will become obligated to pay additional amounts as described above with respect to the 2019 Notes or as described in other Securities of this series with respect to such Securities of this series as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States (or any political subdivision or taxing authority thereof or therein), or any change in, or amendment to, any official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after September 21, 1999, or (ii) a taxing authority of the United States takes an action on or after September 21, 1999, whether or not with respect to the Corporation or any of its Affiliates, that results in a substantial likelihood that the Corporation will or may be required to pay such additional amounts, then the Corporation may, at its option, redeem, in whole but not in part, the Securities of this series on any Interest Payment Date on not less than 30 nor more than 60 days’ prior written notice, at a Redemption Price equal to 100% of the principal amount of such Securities of this series, together with interest accrued thereon to the date fixed for redemption; provided that the Corporation determines, in its business judgment, that the obligation to pay such additional amounts cannot be avoided by the use of reasonable measures available to it, not including substitution of the obligor under the Securities of this series. No redemption pursuant to (ii) above may be made unless the Corporation and the Trustee shall have received an opinion of independent counsel to the effect that an act taken by a taxing authority of the United States results in a substantial likelihood that the Corporation shall or may be required to pay additional amounts referred to in (i) above and the Corporation shall have delivered to the Trustee a certificate, signed by a duly authorized officer of the Corporation, stating that based on such opinion of independent counsel, the Corporation is entitled to redeem the Securities of this series pursuant to their terms.

The Trustee shall initially serve as the principal Paying Agent with respect to the Securities of this series, and the principal Place of Payment shall initially be at the office of The Chase Manhattan Bank at 55 Water Street, New York, New York 10041. So long as the Securities of this series are listed on the Luxembourg Stock Exchange, the Corporation shall additionally maintain a Paying Agent and an agent in Luxembourg where the Securities of this series may be surrendered for transfer or exchange and where notices and demands to or upon the Corporation in respect of the Securities of this series and the Indenture may be served. The Corporation has initially appointed Chase Manhattan Bank Luxembourg S.A. as its Paying Agent and its agent for such surrenders, notices and demands in Luxembourg with respect to the Securities of this series. The Place of Payment in Luxembourg with respect to the Securities of this series shall initially be at the office of Chase Manhattan Bank Luxembourg S.A. at 5 rue Plaetis, L-2338 Luxembourg.

In addition to such notices as are required to be mailed to Holders of the Securities of this series pursuant to the Indenture, any notices to Holders of the Securities of this series shall, so long as the Securities of this series are listed on the Luxembourg Stock Exchange, also be published in a daily newspaper of general circulation in Luxembourg, which shall initially be the Luxemburger Wort.

Notice of any redemption by the Corporation will be mailed at least 30 days but not more than 60 days before any Redemption Date to each Holder of 2019 Notes to be redeemed. If less than all the 2019 Notes are to be redeemed at the option of the Corporation, the Trustee shall select, in such manner as it shall deem fair and appropriate, the 2019 Notes to be redeemed in whole or in part. The Trustee may select for redemption 2019 Notes and portions of 2019 Notes in amounts of whole multiples of $1,000.

If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Securities of all series affected under the Indenture at any time by the Corporation and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Outstanding

Securities of all series affected thereby (voting as one class). The Indenture contains provisions permitting the Holders of not less than a majority in principal amount of the Outstanding Securities of all series with respect to which a default under the Indenture shall have occurred and be continuing (voting as one class), on behalf of the Holders of the Securities of all such series, to waive, with certain exceptions, such default under the Indenture and its consequences. The Indenture also permits the Holders of not less than a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Corporation with certain provisions of the Indenture affecting such series. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at any office or agency of the Corporation for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Corporation and the Security Registrar and duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and of like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Corporation may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than a majority in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Securities of this series or of any Securities of this series and for covenant defeasance at any time of certain covenants in the Indenture upon compliance with certain conditions set forth in the Indenture.

Prior to due presentment of this Security for registration of transfer, the Corporation, the Trustee and any agent of the Corporation or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Corporation, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to the limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged at the office or agency of the Corporation.

This Security shall be governed by, and construed in accordance with, the internal laws of the State of New York.

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —	as tenants in common	UNIF GIFT MIN ACT —		Custodian

			(Cust)		(Minor)

TEN ENT —	as tenants by the entireties		under Uniform Gifts to Minors Act
(State)
JT TEN —	as joint tenants with rights of survivorship and not as tenants in common

Additional abbreviations may also be used though not on the above list.

FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto                                          (please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security and all rights thereunder, hereby irrevocably constituting and appointing agent to transfer said Security on the books of the Corporation, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

EXHIBIT F

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK, as Trustee

By:

Authorized Officer

F-1